JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, BCRED Denali Peak Funding LLC, a Delaware limited liability company, as the Borrower (the “Borrower”) and Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”).
W I T N E S S E T H:
WHEREAS, this Joinder Agreement is being executed and delivered under the Loan Financing and Servicing Agreement, dated as of October 11, 2018 (as amended, modified, waived, supplemented or restated from time to time, the “Loan Financing and Servicing Agreement”), by and among the Borrower, BCRED Twin Peaks LLC, as servicer (in such capacity, the “Servicer”) and as the Equityholder, Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”), each of the Agents and Lenders from time to time party thereto and Wilmington Trust, National Association, as the collateral agent (in such capacity, the “Collateral Agent”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan Financing and Servicing Agreement; and
WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan Financing and Servicing Agreement;
NOW, THEREFORE, the parties hereto hereby agree as follows:
(a)    Upon receipt by the Facility Agent of an executed counterpart of this Joinder Agreement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Facility Agent, the Facility Agent will transmit to the Proposed Lender, the Collateral Agent and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Facility Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan Financing and Servicing Agreement for all purposes thereof.
(b)    Each of the parties to this Joinder Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Agreement.
(c)    By executing and delivering this Joinder Agreement, the Proposed Lender confirms to and agrees with the Facility Agent and the other Lender(s) as follows: (i) none of the Facility Agent and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Financing and Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Financing and Servicing Agreement or any other instrument or document furnished pursuant thereto, or the Collateral or the financial condition of the Servicer or the Borrower, or the performance or observance by the Servicer or the Borrower of any of their respective obligations under the Loan Financing and Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) the Proposed Lender will, independently and without reliance upon the Facility Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Financing and Servicing Agreement; (iv) the Proposed
USActive 56606424.2

Lender appoints and authorizes the Facility Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan Financing and Servicing Agreement as are delegated to the Facility Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan Financing and Servicing Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lender(s)) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Financing and Servicing Agreement are required to be performed by it as a Lender.
(d)    Schedule II hereto sets forth administrative information with respect to the Proposed Lender.
(e)    This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

USActive 56606424.22

SCHEDULE I TO
JOINDER AGREEMENT
COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER AGREEMENT
Re:    Loan Financing and Servicing Agreement, dated as of October 11, 2018, by and among BCRED Denali Peak Funding LLC, as Borrower, BCRED Twin Peaks LLC, as the servicer and as the equityholder, Deutsche Bank AG, New York Branch, as the facility agent, each of the agents and lenders from time to time party thereto and Wilmington Trust, National Association, as the collateral agent and as the collateral custodian.

Item 1: Date of Joinder Agreement:	October 20, 2021
Item 2: Proposed Lender:	Raymond James Bank
Item 3: Commitment:	$75,000,000
Item 4: Signatures of Parties to Agreement:

USActive 56606424.23

RAYMOND JAMES BANK,
as Proposed Lender
By:/s/ Mark Specht
Name: Mark Specht
Title: Vice President

(signatures continue on the next page)

Joinder Agreement (Raymond James Bank)

BCRED DENALI PEAK FUNDING LLC, as the Borrower

By:    /s/ Marisa J. Beeney_____________________
Name: Marisa J. Beeney
Title: Authorized Signatory
(signatures continue on the next page)

Joinder Agreement (Raymond James Bank)

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Facility Agent

By:    /s/ Amlt Patel
Name: Amlt Patel
Title: Managing Director
By:    /s/ Andrew Goldsmith
Name: Andrew Goldsmith
Title: Vice President

Joinder Agreement (Raymond James Bank)

SCHEDULE II TO
JOINDER AGREEMENT
ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

USActive 56606424.2

SCHEDULE III TO
JOINDER AGREEMENT
FORM OF
JOINDER EFFECTIVE NOTICE
To:    BCRED Denali Peak Funding LLC
    345 Park Avenue, 31st Floor
    New York, NY 10154
    Attention: Jana Douglas
    Telephone: (212) 503-2025
    Email: CreditAssetServicing@Blackstone.com
    Wilmington Trust, National Association
    1100 North Market Street
    Wilmington, DE 19890
    Attention: Erica Zhao
    Email: qzhao1@wilmingtontrust.com
    Raymond James Bank
1033 Demonbreun Street, Suite 500
Nashville, TN 37203
Attention: Alexander L. Rody
Phone: (615) 645-6699
Facsimile: (844) 608-6087
All electronic dissemination of Notices should be sent to Fax-RJBLoanops@RaymondJames.com
The undersigned, as Facility Agent under the Loan Financing and Servicing Agreement, dated as of June 24, 2021 (as amended, modified, waived, supplemented or restated from time to time, the “Loan Financing and Servicing Agreement”), by and among the Borrower, BCRED Twin Peaks LLC, as servicer (in such capacity, the “Servicer”) and as the Equityholder, Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”), each of the Agents and Lenders from time to time party thereto and Wilmington Trust, National Association, as the collateral agent (in such capacity, the “Collateral Agent”) and as the collateral custodian (in such capacity, the “Collateral Custodian”) acknowledges receipt of an executed counterpart of a completed Joinder Agreement. Terms defined in such Joinder Agreement are used herein as therein defined.
Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date for Raymond James Bank will be October 20, 2021 with a Commitment of $75,000,000 and, from the Joinder Effective Date, such Proposed Lender will be a Lender.
USActive 56606424.2

Very truly yours,
DEUTSCHE BANK AG, NEW YORK BRANCH,
as Facility Agent
By:
Name:
Title:

By:
Name:
Title:

Joinder Effective Notice (Raymond James Bank)